American Century Target Maturities Trust

PROSPECTUS SUPPLEMENT

TARGET 2005 FUND * TARGET 2010 FUND * TARGET 2015 FUND
TARGET 2020 FUND * TARGET 2025 FUND * TARGET 2030 FUND

Supplement dated September 28, 2001 * Prospectus dated May 1, 2001

All changes listed below will be effective December 3, 2001.

The following replaces the discussion on page 6 of the Investor and Advisor
Class prospectuses under the heading "How do the funds pursue their investment objectives?"

          Each fund invests primarily in zero-coupon U.S. Treasury securities, and may invest up to 20% of its assets in AAA-rated zero-coupon U.S.
          government agency securities. Each fund is designed to provide an investment experience that is similar to a direct investment in a zero-coupon U.S. Treasury security.

The following replaces the discussion on page 4 of the C Class prospectus under the heading "How does the fund pursue its investment objective?"

          The fund invests primarily in zero-coupon U.S. Treasury securities, and may invest up to 20% of its assets in AAA-rated zero-coupon U.S.
          government agency securities. The fund is designed to provide an investment experience that is similar to a direct investment in a zero-coupon U.S. Treasury security.

The following is added as the last paragraph on page 6 of the Investor and
Advisor Class prospectuses and page 4 of the C Class prospectus under the heading "What are zero-coupon Treasury securities?"

          Zero-coupon U.S. government agency securities operate in all respects like zero-coupon Treasury securities, except that they are created by separating a U.S. government agency bond's interest and principal payment obligations. Their final maturity value is supported by U.S.
          government agency securities other than U.S. Treasury securities.

SH-SPL-27139   0109